                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                     SEPTEMBER 20, 2002 (SEPTEMBER 18, 2002)



                                 ZIX CORPORATION
                                 ---------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                           0-17995                  75-2216818
         -----                           -------                  ----------

    (STATE OR OTHER                  (COMMISSION FILE           (IRS EMPLOYER
    JURISDICTION OF                       NUMBER)            IDENTIFICATION NO.)
    INCORPORATION)

                            2711 NORTH HASKELL AVENUE
                                SUITE 2300, LB 36
                            DALLAS, TEXAS 75204-2960
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (214) 370-2000


                                ZIXIT CORPORATION
                                -----------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.

         On September 18, 2002, Zix Corporation (the "Registrant") announced the simultaneous closing of two financing transactions (the "Transactions") pursuant to which the Registrant received $16,000,000 in gross cash proceeds. In the first transaction ("Transaction One"), the Registrant issued the following:

                  o        819,886 shares of Series A Convertible Preferred
                           Stock;

                  o        1,304,815 shares of Series B Convertible Preferred
                           Stock; and

                  o warrants to purchase 709,528 shares of the Registrant's common stock, par value $.01 per share (the "Common Stock").

         The aggregate cash proceeds from Transaction One were $8,000,000.

         In the second transaction ("Transaction Two"), the Registrant issued:

                  o secured convertible notes in a principal amount of $8,000,000; and

                  o        warrants to purchase 386,473 shares of Common Stock.

         The aggregate cash proceeds from Transaction Two were $8,000,000.

         Following is a summary of certain terms of the Transactions. This summary is qualified in its entirety by reference to the full text of the underlying documents governing the Transactions. These documents are filed as exhibits to this report and incorporated by reference.

TRANSACTION ONE: SERIES A AND SERIES B CONVERTIBLE PREFERRED SHARES AND
WARRANTS.

         On September 16, 2002, the Registrant entered into a Securities Purchase Agreement (the "Preferred Stock Purchase Agreement") with the investors named therein (the "Investors"), pursuant to which the Registrant:

                  o issued to the Series A Investors 819,886 aggregate shares of Series A Convertible Preferred Stock (the "Series A Preferred") for a purchase price of $3.92 per share (the "Series A Original Issue Price"), or $3,213,969 in the aggregate;

                  o issued to the Series B Investors 1,304,815 aggregate shares of Series B Convertible Preferred Stock (the "Series B Preferred") for a purchase price of $3.60 per share (the "Series B Original Issue Price"), or $4,697,339 in the aggregate;

                  o issued to the Series A Investors warrants to purchase up to an aggregate of 288,244 shares of Common Stock for a purchase price of $.0125 per warrant share, or $36,031 in the aggregate; and

                  o issued to the Series B Investors warrants to purchase up to an aggregate of 421,284 shares of Common Stock for a purchase price of $0.125 per warrant share, or $52,661 in the aggregate (the Series A and Series B warrants are collectively, the "Investor Warrants").

         This transaction closed on September 18, 2002.

Terms of Series A Preferred

         Purchasers of the Series A Preferred include John A. Ryan, the Registrant's chairman, president and chief executive officer, and Antonio R. Sanchez, Jr., a director and a 11.2% shareholder of the Registrant, and certain of his affiliated entities. The Series A Preferred ranks senior to the Common Stock and on parity with the Series B Preferred. The Series A Preferred accrues per annum dividends of 6.5% and has a preference on liquidation (or deemed liquidation) equal to $3.92 per share plus the amount of accumulated but unpaid dividends.

         Conversion

         The Series A Preferred is convertible in whole or in part into shares of Common Stock at the option of the holder at any time.

         The Series A Preferred is convertible in whole or in part into shares of Common Stock at the option of the Registrant if, following the effectiveness of the Investor Registration Statement (as described below in "Registration Requirements"), the closing price of the Common Stock on the Nasdaq National Market ("Nasdaq") is above $6.18 per share for each of the ten consecutive trading days immediately preceding the Registrant's notice of conversion. The Registrant must exercise its conversion rights with respect to the Series A Preferred simultaneously and in the same proportion as it exercises its conversion rights with respect to the Series B Preferred.

         The number of shares of Common Stock to be issued upon conversion will be determined by dividing (i) the principal amount being converted plus the amount of accumulated but unpaid dividends on such shares to be converted, by
(ii) the Series A Conversion Price in effect at the time of conversion. Initially, the "Series A Conversion Price" is 105% of the Series A Original Issue Price, or $4.12 per share. The Series A Conversion Price and the number of shares of Common Stock issuable upon conversion of the Series A Preferred are subject to proportional adjustment upon the occurrence of certain events, including stock splits and similar changes affecting the Common Stock, and are subject to weighted average anti-dilution adjustment in the event the Registrant issues, or is deemed to have issued, shares of Common Stock at a price per share that is less than the Series A Conversion Price then in effect (other than certain specified exempt issuances). The Series A Conversion Price may not be adjusted pursuant to the weighted average formula to a price that is less than $3.92 per share, that price being the average of the closing bid prices of Common Stock for the four trading days prior to the execution of the Preferred Stock Purchase Agreement and the trading day the binding agreement was executed, without the prior approval of the Registrant's shareholders in accordance with the Nasdaq Marketplace Rules.

         On the date of issue, the shares of Series A Preferred were convertible into 780,085 shares of Common Stock.

         Redemption

         The Series A Preferred is subject to mandatory redemption by the Registrant, in equal installments of 1/9 of the original aggregate shares issued, at two-month intervals beginning May 2003 and ending September 2004. The redemption amount to be paid by the Registrant will be $3.92 per share to be redeemed, plus all accrued and unpaid dividends on such redeemed shares.

         The redemption amount payable on any interim redemption date will be payable in shares of Common Stock, valued at $3.92 per share. If, on any such interim redemption date, $3.92 is higher than the then-current five-day average closing bid price of the Common Stock on Nasdaq, then each holder has the option to defer the scheduled interim redemption of such holder's Series A Preferred until the next succeeding redemption date. If the Registrant is prohibited from issuing a sufficient number of shares of Common Stock to effect any interim redemption because it has not obtained the Shareholder Approval described below, the shares of Series A Preferred that cannot be redeemed by the issuance of Common Stock must be redeemed by the Registrant in cash (provided that the convertible notes issued in Transaction Two have been paid in full) or through the issuance of a subordinated note, at the Registrant's option. Each subordinated note will have a one-year term, be unsecured, bear interest at 6.5% per annum and be subordinated to the convertible notes issued in Transaction Two.

         The redemption amount payable on the final redemption date (the twenty-four month anniversary of issuance) will be payable, at the option of the Registrant, either in cash or by the issuance of shares of Common Stock, valued at the lesser of $3.92 per share or the then-current five day average closing bid price of the Common Stock on Nasdaq. If the then-current five day average closing bid price of the Common Stock on Nasdaq is less than $3.92 and the Registrant is prohibited from issuing shares of Common Stock at less than $3.92 because it has not obtained the "Shareholder Approval" described below, then the Registrant must pay the redemption amount in cash. If the Registrant is prohibited from issuing a sufficient number of shares of Common Stock (because the Registrant has already exhausted the 870,693 shares that may be issued without shareholder approval) to effect the final redemption because it has not obtained the Shareholder Approval, the shares of Series A Preferred that cannot be redeemed by the issuance of Common Stock must be redeemed by the Registrant in cash.

         Voting

         The holder of each share of Series A Preferred will have the right to one vote for each share of Common Stock into which such Series A Preferred could be converted on the record date and will vote upon all matters upon which holders of Common Stock have the right to vote. In no event, however, may any share of Series A Preferred entitle the holder to a number of votes that is greater than the number of votes the share would represent if it was then convertible into Common Stock based on a conversion price of $3.92. The consent of the holders of a majority of the shares of Series A outstanding is required for the Registrant to take certain actions, including the redemption or the payment of dividends on the Common Stock.

         Qualification of Summary

         The foregoing is qualified by reference to the Statement of Designations of the Series A Preferred that is filed as an exhibit to this report and incorporated by reference.

Terms of Series B Preferred

         Purchasers of the Series B Preferred include George W. Haywood, a 23.9% shareholder of the Registrant. The Series B Preferred ranks senior to the Common Stock and on parity with the Series A Preferred. The Series B Preferred accrues per annum dividends of 6.5% and has a preference on liquidation (or deemed liquidation) equal to $3.60 per share plus the amount of accumulated but unpaid dividends.

         Conversion

         The Series B Preferred is convertible in whole or in part into shares of Common Stock at the option of the holder at any time.

         The Series B Preferred is convertible in whole or in part into shares of Common Stock at the option of the Registrant if, following the effectiveness of the Investor Registration Statement, the closing price of the Common Stock on Nasdaq is above $5.67 per share for each of the ten consecutive trading days immediately preceding the Registrant's notice of conversion. The Registrant must exercise its conversion rights with respect to the Series B Preferred simultaneously and in the same proportion as it exercises its conversion rights with respect to the Series A Preferred.

         The number of shares of Common Stock to be issued upon conversion will be determined by dividing (i) the principal amount being converted plus the amount of accumulated but unpaid dividends on such shares to be converted, by
(ii) the Series B Conversion Price in effect at the time of conversion. Initially, the "Series B Conversion Price" is 105% of the Series B Original Issue Price, or $3.78 per share. The Series B Conversion Price and the number of shares of Common Stock issuable upon conversion of the Series B Preferred are subject to proportional adjustment upon the occurrence of certain events, including stock splits and similar changes affecting the Common Stock, and are subject to weighted average anti-dilution adjustment in the event the Registrant issues, or is deemed to have issued, shares of Common Stock at a price per share that is less than the Series B Conversion Price then in effect (other than certain specified exempt issuances).

         On the date of issue, the shares of Series B Preferred were convertible into 1,242,680 shares of Common Stock.

         Redemption

         The Series B Preferred is subject to mandatory redemption by the Registrant, in equal installments of 1/9 of the original aggregate shares issued, at two-month intervals beginning May

2003 and ending September 2004. The redemption amount to be paid by the Registrant will be $3.60 per share to be redeemed, plus all accrued and unpaid dividends on such redeemed shares.

         The redemption amount will be payable in shares of Common Stock, valued at the lesser of (a) the Series B Conversion Price then in effect or (b) 90% of the average of the daily volume-weighted average prices of the Common Stock on Nasdaq for the twenty trading days immediately preceding the date of redemption.

         If the Registrant is prohibited from issuing a sufficient number of shares of Common Stock to effect any interim redemption because it has not obtained the Shareholder Approval described below, the shares of Series B Preferred that cannot be redeemed by the issuance of Common Stock must be redeemed by the Registrant in cash (provided that the convertible notes issued in Transaction Two have been paid in full) or through the issuance of a subordinated note, at the Registrant's option. Each subordinated note will have a one-year term, be unsecured, bear interest at 6.5% per annum and be subordinated to the convertible notes issued in Transaction Two.

         Voting

         The shares of Series B Preferred do not vote with the Common Stock on an as-converted basis and have no other voting rights except that the consent of the holders of a majority of the shares of Series B outstanding is required for the Registrant to take certain actions, including the redemption or the payment of dividends on the Common Stock.

         Qualification of Summary

         The foregoing is qualified by reference to the Statement of Designations of the Series B Preferred that is filed as an exhibit to this report and incorporated by reference.

Limitations on Series A Preferred and Series B Preferred Shares Without Shareholder Approval

         Unless the Registrant obtains the approval of its shareholders as required by the Nasdaq Marketplace Rules (the "Shareholder Approval"), the Registrant may not take any of the following actions with respect to the Series A Preferred and the Series B Preferred:

                  o may not issue more than 870,693 shares of Common Stock upon the conversion or redemption of shares of Series A Preferred and Series B Preferred; and

                  o may not issue shares of Common Stock upon the conversion or redemption of shares of Series A Preferred at less than $3.92 per share.

         Pursuant to the Preferred Stock Purchase Agreement, the Registrant is obligated to:

                  o prepare and file with the Securities and Exchange Commission a proxy statement relating to the Shareholder Approval on or before October 25, 2002;

                  o use all reasonable efforts to obtain the Shareholder Approval on or before February 28, 2003; and

                  o in any event, seek Shareholder Approval no later than the 2003 Annual Meeting of Shareholders of the Registrant.

Warrants

         In connection with the sale of the Series A Preferred and Series B Preferred, the Registrant issued the Investor Warrants to the Investors to purchase in whole or in part an aggregate of 709,528 shares of Common Stock at an exercise price of $4.51 per share. The Investor Warrants are exercisable at any time after the six-month anniversary of the issue date and prior to the four-year anniversary of the issue date. The number of shares of Common Stock for which the Investor Warrants are exercisable and the exercise price of the Investor Warrants are subject to proportional adjustment for stock splits and similar changes affecting the Common Stock. The exercise price of the Investor Warrants is also subject to weighted average anti-dilution adjustment in the event the Registrant issues, or is deemed to have issued, shares of Common Stock at a price per share that is less than the exercise price then in effect (other than certain specified exempt issuances) except that the exercise price may not be adjusted pursuant to the weighted average formula to a price that is less than the Market Value (that is, $3.92 per share).

         The foregoing is qualified by reference to the form of Warrant that is filed as an exhibit to this report and incorporated by reference.

Registration Requirements

         The Registrant and the Investors entered into a Registration Rights Agreement, pursuant to which the Registrant has agreed to prepare and file within 30 days of the closing date a registration statement covering the resale of the shares of Common Stock issuable upon the conversion or redemption of the Series A Preferred and Series B Preferred and the exercise of the Investor Warrants (the "Investor Registration Statement"). The Registrant is required to have the Investor Registration Statement declared effective within 105 days after the closing date. In addition, the Registrant has agreed to prepare, file and seek the effectiveness of a registration statement covering the resale of up to an additional 2,000,000 shares of Common Stock held by Antonio R. Sanchez, Jr., a director and a 11.2% shareholder of the Registrant, and certain of his affiliated entities, and George W. Haywood, a 23.9% shareholder of the Registrant, and certain of his affiliated entities, upon their request no sooner than nine months after the date of the Preferred Stock Purchase Agreement.

         The foregoing is qualified by reference to the Registration Rights Agreement that is filed as an exhibit to this report and incorporated by reference.

Trading Restrictions

         So long as any of the notes or warrants issued in Transaction Two are outstanding, no Investor may engage in a short sale or establish an open put equivalent position with respect to a number of shares of Common Stock that is greater than (a) the number of shares of Common Stock for which the Investor Warrant held by such Investor is then exercisable (without regard to limitations on exercisability) plus (b) the number of shares of Common Stock issuable to such

Investor pursuant to a notice of conversion of shares of Series A Preferred or Series B Preferred, or a notice of exercise of an Investor Warrant, delivered to the Registrant no later than the next succeeding business day.

TRANSACTION TWO:  SECURED CONVERTIBLE NOTES AND WARRANTS.

         On September 17, 2002, the Registrant entered into a Securities Purchase Agreement (the "Note Purchase Agreement") with the buyers named therein (the "Buyers"), pursuant to which the Registrant issued and sold to the Buyers secured convertible notes in the aggregate principle amount of $8,000,000 (the "Notes") and warrants to purchase up to an aggregate of 386,473 shares of Common Stock (the "Buyer Warrants"). No purchaser of the Notes and related Buyer Warrants is an officer, director, or substantial shareholder of the Registrant. This transaction closed on September 18, 2002.

Terms of Secured Convertible Notes

         Interest and Repayment Terms

         The Notes bear interest at the rate of 6.5% per annum. The Notes are payable in six consecutive monthly installments of $500,000 (plus accrued interest) each beginning in January 2003 and a final payment of $5,000,000 (plus accrued interest) on October 1, 2003 (the "Scheduled Payments").

         Prepayment

         The Registrant may prepay the Notes at any time by the payment of 105% of the principal amount being prepaid, plus all accrued interest thereon. The right of the Registrant to prepay the Notes is subject to the satisfaction of certain conditions, including the listing of the Common Stock on Nasdaq, the effectiveness of the Buyer Registration Statement (as described below in "Registration Requirements") and the absence of any default by the Registrant under the Note Purchase Agreement, the Notes, the Buyer Warrants and the Registration Rights Agreement (as described below in "Registration Requirements"). The prepayment of the Notes by the Registrant is also subject to the right of the holder to convert any portion of the Notes for which the Registrant has given a notice of prepayment into shares of Common Stock, in the manner described below.

         Conversion

         The unpaid principal amount and accrued interest of each Note is convertible in whole or in part into shares of Common Stock at the option of the holder at any time.

         The unpaid principal amount and accrued interest of each Note is convertible in whole or in part into shares of Common Stock at the option of the Registrant if, following the tenth trading day after the effectiveness of the Buyer Registration Statement, the weighted average price of the Common Stock on Nasdaq is at or above $4.54 per share for the ten consecutive trading days immediately preceding the Registrant's notice of conversion. The right of the Registrant to convert the Notes is also subject to the satisfaction of certain conditions, including the listing of the Common Stock on Nasdaq, the effectiveness of the Buyer Registration Statement and the absence of any default by the Registrant under the Note Purchase Agreement, the Notes, the Buyer Warrants and the Registration Rights Agreement. If following the Registrant's notice of conversion the weighted average price of the Common Stock does not continue to exceed the initial Note Conversion Price of $3.78 per share through the mandatory conversion date, then a pro-rata portion of the selected Notes will be required to be converted based on the number of days the weighted average price of the Common Stock did exceed the initial Note Conversion Price. The minimum principal amount of Notes that may be converted by the Registrant is the lesser of $1,000,000 and the aggregate principal amount outstanding under the Notes.

         The number of shares of Common Stock to be issued upon conversion will be determined by dividing (i) the portion of the unpaid principal amount and accrued interest of the Note being converted, by (ii) the Note Conversion Price in effect at the time of conversion. Initially, the "Note Conversion Price" is $3.78 per share. The Note Conversion Price and the number of shares of Common Stock issuable upon conversion of the Notes are subject to proportional adjustment for stock splits and similar changes affecting the Common Stock and are subject to full anti-dilution adjustment in the event the Registrant issues, or is deemed to have issued, shares of Common Stock at a price per share that is less than the Note Conversion Price then in effect (other than certain specified exempt issuances, including any issuance of Common Stock upon the conversion or redemption of the Series A Preferred or the Series B Preferred).

         Notwithstanding the foregoing, no holder of the Notes or the Buyer Warrants is entitled to convert the Notes or exercise the Buyer Warrants to the extent that such conversion or exercise would result in such person and its affiliates being the holders of more than 4.99% of the shares of Common Stock outstanding after giving effect to the conversion or exercise. This restriction does not prohibit a holder from converting or exercising up to 4.99% of the shares then outstanding, then selling those shares and later converting or exercising up to 4.99% again.

         In addition to the redemption rights described below, the holders of the Notes are entitled to receive from the Registrant substantial cash damages in the event the Registrant fails to timely honor a notice of conversion tendered by a holder.

         On the date of issue, the Notes were convertible into 2,116,402 shares of Common Stock.

         Forced Redemption

         If the Registrant is prohibited from issuing a sufficient number of shares of Common Stock to effect any attempted conversion of the Notes by a holder because it has not obtained the Shareholder Approval described below, each holder of a Note will have the right to redeem all or a portion of the principal amount outstanding thereunder that cannot be converted for a cash payment equal to 100% of the principal amount being redeemed, plus all accrued interest thereon.

         If the Registrant fails to have the Buyer Registration Statement effective prior to the fifth business day preceding the date of any Scheduled Payment (with the first such Scheduled

Payment date being January 1, 2003), each holder of a Note will have the right to redeem such holder's portion of such Scheduled Payment, or any portion thereof, for a cash payment equal to the principal amount being redeemed and all accrued interest thereon, divided by the Note Conversion Price then in effect and multiplied by the daily volume-weighted average price of the Common Stock on Nasdaq on the trading day immediately preceding the date of such failure.

         Upon the occurrence of other "Triggering Events" (as defined in the Notes), each holder of a Note will have the right to redeem all or a portion of the principal amount outstanding thereunder for a cash payment that is the greater of (a) 125% of the principal amount being redeemed, plus all accrued interest thereon, and (b) the principal amount being redeemed and all accrued interest thereon, divided by the Note Conversion Price then in effect and multiplied by the daily volume-weighted average price of the Common Stock on Nasdaq on the trading day immediately preceding such Triggering Event. Such other Triggering Events include, but are not limited to, the failure of the Registrant to make a Scheduled Payment when due, the failure of the Registrant to timely honor a notice of conversion, the failure of the Common Stock to be listed on Nasdaq for specified periods and the failure to have the Buyer Registration Statement effective prior to the 135th day following the issuance of the Notes.

         Upon the occurrence of a "Change of Control" (as defined in the Notes), each holder of a Note will have the right to redeem all or a portion of the principal amount outstanding thereunder for a cash payment that is the greater of (a) 115% of the principal amount being redeemed, plus all accrued interest thereon, and (b) the principal amount being redeemed and all accrued interest thereon, divided by the Note Conversion Price then in effect and multiplied by the average of the daily volume-weighted average prices of the Common Stock on Nasdaq for the five trading days immediately preceding the notice of redemption.

         Defaults and Remedies

         The Notes contain "Events of Default" (as defined in the Notes) that include, but are not limited to, the failure of the Registrant to make required cash payments under the Notes when due, the failure of the Registrant to abide by the cash maintenance requirements described below under "Security Agreement," the existence of certain insolvency or bankruptcy events and the existence of certain defaults by or claims against the Registrant in excess of $100,000. Upon an Event of Default, each holder of a Note is entitled to accelerate all amounts due thereunder, to assess interest at a default rate and to exercise any other right or remedy available under the Notes, the Note Purchase Agreement or applicable law. If the Registrant fails to pay any accelerated amounts to the holder within five days, the holder may void the acceleration and cause the Note Conversion Price to be reset to the lesser of the Note Conversion Price then in effect and the lowest daily volume-weighted average price of the Common Stock on Nasdaq during the period that acceleration amounts were due and payable to the holder.

         Security Agreement

         The Registrant and an agent for the Buyers entered into a Security Agreement, pursuant to which the Notes have been secured by a first priority lien in virtually all of the Registrant's personal property and rights to personal property (including, without limitation, cash, accounts receivable, equipment and intangibles). The Note Purchase Agreement requires the Registrant to maintain cash and cash equivalents in accounts pledged under the Security Agreement in an amount at least equal to the lesser of $5,000,000 and the aggregate amount outstanding under the Notes. The Note Purchase Agreement also places limitations on the amount of cash that the Registrant can maintain in accounts that are not pledged under the Security Agreement.

         Restrictions on the Registrant

         The terms of the Notes strictly prohibit the additional Indebtedness (as defined in the Notes) that may be incurred by the Registrant while the Notes are outstanding, as described in general terms below.

         Payments of principal and interest and other amounts due under the Notes cannot be subordinated to any other obligations of the Registrant. For so long as the Notes are outstanding, in the event the Registrant incurs any debt (including any notes issuable upon the redemption of shares of Series A Preferred or Series B Preferred), the lender must first enter into a subordination agreement with the Buyers pursuant to which the indebtedness owed to such lenders will be subordinated in full to the Notes. The form of the subordination agreement will either be in the form attached to this Report as an exhibit or otherwise will contain terms and conditions acceptable to the Buyers.

         While the Notes are outstanding, the Registrant may not redeem or otherwise acquire any of its capital stock (other than pursuant to the terms of the Notes, the Buyer Warrants, the Series A Preferred and the Series B Preferred) without the consent of the Note holders. Generally, any permitted redemption of the Series A Preferred and the Series B Preferred may only be paid in shares of the Registrant's Common Stock. The Note holders are entitled to receive any dividends paid or distributions made on the Common Stock to the same extent as though the holders had converted the Notes in full into shares of Common Stock.

         Voting

         The Notes do not entitle their holders to any right to vote with the shareholders of the Registrant.

         Qualification of Summary

         The foregoing is qualified by reference to the form of Note, the Security Agreement, and the Note Purchase Agreement that are filed as exhibits to this report and incorporated by reference.

Warrants

         In connection with the sale of the Notes, the Registrant issued the Buyer Warrants to the Buyers to purchase in whole or in part an aggregate of 386,473 shares of Common Stock at an exercise price of $4.14 per share. The Buyer Warrants are exercisable at any time prior to the three-year anniversary of the issue date. The number of shares of Common Stock for which the Buyer Warrants are exercisable and the exercise price of the Buyer Warrants are subject to proportional adjustment for stock splits and similar changes affecting the Common Stock and are subject to full anti-dilution adjustment in the event the Registrant issues, or is deemed to have issued, shares of Common Stock at a price per share that is less than the exercise price then in effect (other than certain specified exempt issuances, including any issuance of Common Stock upon the conversion or redemption of the Series A Preferred or the Series B Preferred).

         If the Registrant is prohibited from issuing a sufficient number of shares of Common Stock in connection with any attempted exercise of the Warrants because it has not obtained the Shareholder Approval described below, such Warrant holder will have the right to require the Registrant to pay a cash payment with respect to the portion of the Warrant sought to be exercised equal to the difference between the Warrant exercise price and the volume-weighted average price of the Common Stock on Nasdaq as of the time of the attempted exercise.

         Notwithstanding the foregoing, no holder of the Notes or the Buyer Warrants is entitled to convert the Notes or exercise the Buyer Warrants to the extent that such conversion or exercise would result in such person and its affiliates being the holders of more than 4.99% of the shares of Common Stock outstanding after giving effect to the conversion or exercise. This restriction does not prohibit a holder from converting or exercising up to 4.99% of the shares then outstanding, then selling those shares and later converting or exercising up to 4.99% again.

         The foregoing is qualified by reference to the form of Buyer Warrant that is filed as an exhibit to this report and incorporated by reference.

Limitations on Convertible Notes Without Shareholder Approval

         As required by the Nasdaq Marketplace Rules, unless the Registrant obtains the approval of its shareholders (the "Shareholder Approval"), the Registrant may not issue more than 2,753,163 shares of Common Stock upon the conversion or redemption of the Notes and the exercise of the Buyer Warrants. Pursuant to the Note Purchase Agreement, the Registrant is obligated to:

                  o prepare and file with the Securities and Exchange Commission a proxy statement relating to the Shareholder Approval on or before October 25, 2002;

                  o use all reasonable efforts to obtain the Shareholder Approval on or before February 28, 2003; and

                  o in any event, seek Shareholder Approval no later than the 2003 Annual Meeting of Shareholders of the Registrant.

Registration Requirements

         The Registrant and the Buyers entered into a Registration Rights Agreement, pursuant to which the Registrant has agreed to prepare and file within 20 days of the closing date a registration statement covering the resale of 110% of the shares of Common Stock issuable upon the conversion of the Notes and the exercise of the Buyer Warrants (the "Buyer Registration

Statement"). The Registrant is required to have the Buyer Registration Statement declared effective within 105 days of the closing date.

         In addition to the redemption rights described above under "Forced Redemption," the holders of the Notes are entitled to receive from the Registrant substantial cash damages in the event the Registrant fails to file the Buyer Registration Statement, or have the Buyer Registration Statement declared effective, within the time limits set forth above or, thereafter, to keep the Buyer Registration Statement effective for certain periods of time.

         The foregoing is qualified by reference to the Registration Rights Agreement that is filed as an exhibit to this report and incorporated by reference.

Trading Restrictions

         So long as a Buyer holds any Notes or Buyer Warrants, such Buyer may not engage in a short sale or establish an open put equivalent position with respect to a number of shares of Common Stock that is greater than (a) the number of shares of Common Stock for which the Buyer Warrants held by such Investor are then exercisable (without regard to limitations on exercisability) plus (b) the number of shares of Common Stock issuable to such Buyer pursuant to a notice of conversion of the Notes or notice of exercise of the Buyer Warrants delivered to the Registrant no later than the next succeeding business day. Such trading restrictions will not apply following the occurrence of any "Triggering Event" or "Event of Default" (each as defined in the notes) or following a "Change of Control" (as defined in the Notes) or the public announcement of a pending, proposed or intended "Change of Control."

                                 USE OF PROCEEDS

         Subject to the limitations on the access to the proceeds from Transaction Two discussed above under "Security Agreement," the Registrant will use the $16,000,000 in gross cash proceeds from the issuance of the securities in the Transactions for working capital and other general corporate purposes.

              EFFECT OF SECURITIES LAWS; FORWARD-LOOKING STATEMENTS

         The securities described herein have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws and may not be offered or sold within the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from those registration requirements.

         Included in this Form 8-K are certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on assumptions that are subject to a wide range of business risks. Actual results could differ materially from those included in such forward-looking statements and important factors that could cause such a material difference are described in the periodic filings of the Registrant with the Securities and Exchange Commission, including its annual report on Form 10-K/A for the fiscal year ended December 31, 2001. The

Registrant does not undertake any obligation to update or revise its forward-looking statements, whether as the result of new information, future events or otherwise.

                                  RISK FACTORS

OUR ISSUANCE OF THE PREFERRED STOCK, CONVERTIBLE NOTES AND WARRANTS COULD DILUTE THE INTERESTS OF SHAREHOLDERS.

         One-ninth of the shares of Series A Preferred and Series B Preferred are to be redeemed at two-month intervals beginning eight months after issuance. The redemption amounts payable to the holders of Series A Preferred and Series B Preferred are paid in shares of Common Stock.

         If the Shareholder Approval is obtained, the value of the Common Stock used to determine the number of shares of Common Stock to be issued upon redemption of shares of Series A Preferred at the final redemption date (that is, two years after issuance) will be the lesser of $3.92 per share and the market value of the Common Stock at the time of redemption, based on a closing bid average formula. If the market price of the Common Stock declines, the number of shares of Common Stock issuable to the holders of Series A Preferred upon such final redemption will increase, perhaps substantially. There is no "floor" on the market value calculation and therefore there is no "ceiling" on the number of shares of Common Stock that may be issuable by us upon the final Series A Preferred redemption. A substantial decline in the market price of the Common Stock would result in significant dilution to the existing holders of Common Stock if the Series A Preferred shares are redeemed at a substantially lower price. This effect will be magnified if one or more interim redemption amounts is deferred to the final redemption date.

         The value of the Common Stock used to determine the number of shares of Common Stock to be issued upon redemption of shares of Series B Preferred will be the lesser of the Series B Conversion Price and 90% of the market value of the Common Stock at the time of redemption, based on a volume-weighted average formula. If the market price of the Common Stock declines, the number of shares of Common Stock issuable to the holders of Series B Preferred upon such automatic redemptions will increase, perhaps substantially. There is no "floor" on the market value calculation and therefore there is no "ceiling" on the number of shares of Common Stock that may be issuable by us upon a Series B Preferred redemption. A substantial decline in the market price of the Common Stock would result in significant dilution to the existing holders of Common Stock if the Series B Preferred shares are redeemed at a substantially lower price.

         The Series A Preferred, the Series B Preferred and the Notes are convertible by the holders into shares of Common Stock at any time. The Series A Conversion Price initially is $4.12 per share, the Series B Conversion Price is initially $3.78 per share and the Note Conversion Price is initially $3.78 per share. The conversion prices could be lowered, perhaps substantially, in a variety of circumstances. In the event we issue, or are deemed to have issued, shares of Common Stock at a price per share that is less than the conversion prices then in effect (other than certain specified exempt issuances), the conversion prices and the number of shares issuable upon conversion of the Series A Preferred and the Series B Preferred are subject to weighted average anti-dilution adjustment, and the conversion prices and number of shares issuable upon conversion of the Notes are subject to full anti-dilution adjustment. The anti-dilution adjustments applicable to the shares of Series B Preferred, the Notes and, following Shareholder Approval, the shares of Series A Preferred do (or would) not have a "floor" that would limit reductions in the conversion price of such shares and Notes that may occur under certain circumstances. Correspondingly, there is no "ceiling" on the number of shares of Common Stock that may be issuable, under certain circumstances, following such anti-dilution adjustments.

         We issued four-year warrants (first exercisable six months after issue) to the purchasers of Series A Preferred and Series B Preferred entitling the warrant holders to purchase an aggregate of 709,528 shares of Common Stock at an exercise price of $4.51 per share. The exercise price of these warrants is subject to weighted average anti-dilution adjustment in the event we issue, or are deemed to have issued, shares of Common Stock at a price per share that is less than the exercise price then in effect (other than certain specified exempt issuances). The "floor" on such anti-dilution adjustments is set at $3.92 per share.

         We issued three-year warrants to the holders of the Notes entitling the warrant holders to purchase an aggregate of 386,473 shares of Common Stock at an exercise price of $4.14 per share. The number of shares of Common Stock for which these warrants are exercisable and the exercise price of these warrants are subject to full anti-dilution adjustment in the event we issue, or are deemed to have issued, shares of Common Stock at a price per share that is less than the exercise price then in effect (other than certain specified exempt issuances). The anti-dilution adjustments applicable to these warrants do not have a "floor" that would limit reductions in the exercise price of such shares that may occur under certain circumstances, and there is no "ceiling" on the number of shares of Common Stock that may be issuable, under certain circumstances, following such anti-dilution adjustments.

         The number of shares of Common Stock that may be issued by us upon the conversion or redemption of the shares of Series A Preferred and Series B Preferred, the conversion of the Notes and the exercise of the warrants issued to the purchasers of the Notes may not exceed 3,623,856 prior to the Shareholder Approval. Assuming Shareholder Approval, there will be no limitation on the aggregate number of shares of Common Stock that may be issuable upon the conversion, redemption or exercise of such securities. Based on the initial conversion and exercise prices, which are, as described above, subject to adjustment, the shares of Series A Preferred and Series B Preferred, the Notes and all of the warrants issued in the Transactions (collectively, the "Securities") are convertible, redeemable and/or exercisable for an aggregate of 5,235,168 shares of Common Stock (28.89% of our current outstanding Common Stock). Notwithstanding the foregoing, no holder of the Notes or the Buyer Warrants is entitled to convert the Notes or exercise the Buyer Warrants to the extent that such conversion or exercise would result in such person and its affiliates being the holders of more than 4.99% of the shares of Common Stock outstanding after giving effect to the conversion or exercise. This restriction does not prohibit a holder from converting or exercising up to 4.99% of the shares then outstanding, then selling those shares and later converting or exercising up to 4.99% again. Upon the effectiveness of the registration statements described above, these shares of Common Sock will be eligible for immediate resale in the public market. The market price of our securities could fall as a result of such resales.

STOCK SALES AND HEDGING ACTIVITIES COULD AFFECT OUR STOCK PRICE.

         To the extent the holders convert, redeem and exercise, as applicable, the Securities and then sell the shares of our Common Stock they receive, our stock price may decrease due to the additional amount of shares available in the market. The subsequent sales of these shares could encourage short-sales by our other shareholders and others that could place further downward pressure on our stock price. Moreover, subject to the limitations described above and as set forth in the documents governing the Transactions, the holders of Securities may hedge their positions in our stock by shorting our stock, which could further adversely affect the stock price. Furthermore, the perception that the Securities holders may sell short our Common Stock may cause others to sell their shares as well. An increase in the volume of sales of our Common Stock, whether short sales or not and whether the sales are by the Securities holders or others, could cause the market price of our Common Stock to decline. The effect of these activities on our stock price could increase the number of shares required to be issued on the next applicable conversion, redemption or exercise of the Securities.

OUR FAILURE TO SATISFY OUR REGISTRATION AND LISTING OBLIGATIONS WITH RESPECT TO OUR COMMON STOCK COULD RESULT IN ADVERSE CONSEQUENCES, INCLUDING THE IMPOSITION OF CASH DAMAGES AND THE EARLY REDEMPTION OF THE NOTES AT A SUBSTANTIAL PREMIUM.

         We are required to maintain the effectiveness of the registration statement covering the resale of the Common Stock underlying the securities issued in the Transactions, until the earlier of the date the underlying Common Stock may be resold pursuant to Rule 144(k) under the Securities Act or the date on which the sale of all the underlying Common Stock is completed, subject to certain exceptions. We will be subject to various penalties for failing to meet our registration obligations and the related listing obligations for the underlying Common Stock, which include cash damages and the right of the Note holders to require us to redeem all or any portion of the outstanding principal and accrued interest under the Notes.

WE ARE OBLIGATED TO MAKE SIGNIFICANT PERIODIC PAYMENTS OF PRINCIPAL AND INTEREST UNDER THE NOTES. WE MAY BE OBLIGATED TO ISSUE ADDITIONAL NOTES OR MAKE CASH PAYMENTS UPON THE MANDATORY REDEMPTION OF OUR PREFERRED STOCK.

         We are required to make six monthly principal payments of $500,000 each (plus accrued and unpaid interest) beginning in January 2003 with a final payment of $5,000,000 (plus accrued and unpaid interest) on October 1, 2003. In addition, without the Shareholder Approval, we will not be able to effect the redemption of all shares of Series A Preferred and Series B Preferred through the issuance of shares of Common Stock and, consequently, we will be required to pay the balance of the redemption amount in either cash or by the issuance of a note. Any notes issued in payment of the redemption amount will have a one-year term and accrue interest. The Registrant, a development stage company, currently has no significant revenues and utilization of cash resources continues at a substantial level. Furthermore, if we default on any of our payment obligations under any financing instrument, the holders of the applicable instruments will have all rights available under the instruments, including acceleration, termination and, with respect to the Notes, enforcement of security interests. Under such circumstances, our cash position, liquidity, and ability to operate would be severally impacted, and it is possible we would not be able to pay our debts as they come due.

WE MUST COMPLY WITH THE LISTING REQUIREMENTS OF THE NASDAQ MARKET OR OUR COMMON STOCK AND LIQUIDITY WOULD DECLINE.

         To remain listed for trading on the Nasdaq Market, we must abide by Nasdaq's rules regarding the issuance of "future priced securities." Nasdaq rules regarding future priced securities prohibit an issuer of listed securities from issuing 20% or more of its outstanding capital stock at less than the greater of book value or then current market value without obtaining prior shareholder consent.

         These rules apply to the Series A Preferred because, following Shareholder Approval, the "floor" on the anti-dilution adjustment may be removed and the final redemption payment may be made in shares of Common Stock based on a future market price of the Common Stock. These rules also apply to the Series B Preferred because additional shares of our Common Stock are issuable upon redemption based on a future price of the Common Stock and because the anti-dilution provisions in the Series B Preferred could result in conversion below the current market price. These rules also apply to the Notes and the warrants issued to the Note purchasers because the anti-dilution provisions in such securities could result in conversion or exercise prices below the current market price.

         The number of shares of Common Stock issuable upon the conversion, redemption or exercise of such securities exceeds 20% of the number of our outstanding shares immediately prior to the Transactions. We did not obtain shareholder consent prior to entering into the Transactions, nor, based on our interpretation of Nasdaq's rules and discussions with Nasdaq staff members, did we believe that shareholder consent was required prior to the closing of the Transactions. The Transaction documents contain provisions that prohibit us from issuing a number of shares of Common Stock that would equal or exceed 20% of our outstanding shares unless we obtain shareholder approval prior to the issuance of shares above the 20% limit. However, if Nasdaq disagrees with our interpretation of its rules, Nasdaq could delist our Common Stock from the Nasdaq Market.

         If Nasdaq delisted our Common Stock, we would likely seek to list our Common Stock for quotation on a regional stock exchange. However, if we are unable to obtain listing or quotation on such market or exchange, trading of our Common Stock would occur in the over-the-counter market on an electronic bulletin board for unlisted securities or in what are commonly known as the "pink sheet." As a result, an investor would find it more difficult to dispose of, or to obtain accurate quotations for the price of, our Common Stock. Consequently, broker-dealers may be less willing or able to sell and/or make a market in our Common Stock. Finally, it may become more difficult for us to raise funds through the sale of our securities.

WE MAY NOT BE ABLE TO OBTAIN ADDITIONAL FUNDING WHEN NEEDED, WHICH COULD REDUCE OUR ABILITY TO FUND OR EXPAND OPERATIONS.

         Our obligations under the Securities and the resale of the Common Stock underlying the Securities may negatively affect our ability to obtain financing. Some potential investors may either refuse to offer us any financing or will offer financing at unacceptable rates or unfavorable terms. In addition to substantially all of our assets being pledged to secure the Notes, for so long as the Notes are outstanding, in the event we incur any new debt (including any notes issuable upon the redemption of Series A Preferred or Series B Preferred), the lender must first enter into a subordination agreement with the holders of the Notes pursuant to which the indebtedness owed to such lenders will be subordinated in full to the Notes. The subordination and prior lien position of the Notes may prohibit us from obtaining any future debt financing. If we are unable to obtain financing on favorable terms, we may be unable to fund or expand our operations or we may only be able to fund or expand our operations on terms that adversely affect our financial condition. If we are unable to obtain financing necessary to fund our operations, we may have to sell or liquidate all or a portion of our business or significantly reduce our expenses, or a combination. This could adversely affect our ability to effectively execute our business plan.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         3.1 Statement of Designations of the Series A Convertible Preferred Stock of Zix Corporation.

         3.2 Statement of Designations of the Series B Convertible Preferred Stock of Zix Corporation.

         4.1 Securities Purchase Agreement, dated September 16, 2002, by and between Zix Corporation, the Series A Investors named therein and the Series B Investors named therein (including schedules but excluding exhibits).

         4.2 Form of Warrant, dated September 18, 2002, to purchase shares of common stock of Zix Corporation, issued by Zix Corporation.

         4.3 Registration Rights Agreement, dated September 16, 2002, by and among Zix Corporation and the Investors named therein.

         4.4 Securities Purchase Agreement, dated September 17, 2002, by and among Zix Corporation and the Buyers named therein (including schedules but excluding exhibits).

         4.5 Form of Convertible Notes, dated September 18, 2002, in the aggregate amount of $8,000,000, issued by Zix Corporation.

         4.6 Form of Warrant, dated September 18, 2002, to purchase shares of common stock of Zix Corporation, issued by Zix Corporation.

         4.7 Registration Rights Agreement, dated September 17, 2002, by and among Zix Corporation and the Buyers named therein.

         4.8 Security Agreement, dated September 17, 2002, between Zix Corporation and Promethean Asset Management, L.L.C., as collateral agent (excluding schedules).

         4.9      Form of Subordination Agreement.

         4.10 Securities Account Control Agreement, dated September 17, 2002, between Deutsche Bank Alex. Brown, Zix Corporation and Promethean Asset Management LLC.

         99.1     Press Release issued by the Registrant on September 18, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

              The Registrant is making the following disclosure as required by the Note Purchase Agreement.

              The disclosure schedules appended to the Securities Purchase Agreements entered into with the investors in connection with the Transactions apprised those investors of a telephone call received by the Registrant from the Enforcement Division of the Securities and Exchange Commission (the "SEC Enforcement Division") on August 22, 2002, inquiring into the revenue recognition method employed by the Registrant in connection with its Marketing and Distribution Agreement, effective November 6, 2000, between the Registrant and Entrust, Inc. (filed as exhibit 10.4 to Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2000). Under this agreement, the Registrant's ZixMail service option was integrated into the Entrust/Express product in 2001 and it was contemplated that Entrust would market the integrated product, with the Registrant and Entrust sharing the related revenues based upon pre-determined percentages. Although, to date, Entrust has made no sales of the integrated product, per the agreement, Entrust guaranteed the Registrant minimum annual payments of $500,000 for 2001, $1,000,000 for 2002, $1,250,000 for 2003
and $1,500,000 for 2004. As stated in the Registrant's Form 10-Q/A for the quarter ended March 31, 2002, filed with the Securities and Exchange Commission on May 24, 2002: "Revenues in the first quarter of 2002 included $234,000 as a result of the pro-rata recognition of the future minimum payments associated with the Registrant's Marketing and Distribution Agreement with Entrust Inc. ("Entrust"). Entrust is scheduled to pay the Registrant future minimum payments aggregating $3,750,000 through January 2005, which are being recognized as revenue ratably over the four year maximum service period ending in December 2005."

              The Registrant advised the SEC Enforcement Division that the Registrant's revenue recognition method for minimum guaranteed payments was previously reviewed with the

Securities and Exchange Commission's Division of Corporate Finance in connection with such Division's review, routinely concluded in May 2002, of the Registrant's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarterly period ended March 31, 2002, and that no revisions were required by the Division with respect to the accounting for such transactions. On August 22, 2002 the Registrant forwarded the correspondence between the Registrant and the Division of Corporate Finance to the SEC Enforcement Division, and has not received any further inquiries. While the Registrant has not received any further contact from the SEC Enforcement Division, there is no assurance that they have completed their review of this issue to their satisfaction or that they will not take a position contrary to that of the Registrant.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ZIX CORPORATION


Date:  September 20, 2002             By: /s/ Steve M. York
                                         ---------------------------------------
                                         Steve M. York
                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer

                                INDEX TO EXHIBITS


Exhibit
Number                                Description
-------                               -----------

         3.1      Statement of Designations of the Series A Convertible
                  Preferred Stock of Zix Corporation.

         3.2      Statement of Designations of the Series B Convertible
                  Preferred Stock of Zix Corporation.

         4.1 Securities Purchase Agreement, dated September 16, 2002, by and between Zix Corporation, the Series A Investors named therein and the Series B Investors named therein (including schedules but excluding exhibits).

         4.2 Form of Warrant, dated September 18, 2002, to purchase shares of common stock of Zix Corporation, issued by Zix Corporation.

         4.3 Registration Rights Agreement, dated September 16, 2002, by and among Zix Corporation and the Investors named therein.

         4.4 Securities Purchase Agreement, dated September 17, 2002, by and among Zix Corporation and the Buyers named therein
                  (including schedules but excluding exhibits).

         4.5 Form of Convertible Notes, dated September 18, 2002, in the aggregate amount of $8,000,000, issued by Zix Corporation.

         4.6 Form of Warrant, dated September 18, 2002, to purchase shares of common stock of Zix Corporation, issued by Zix Corporation.

         4.7 Registration Rights Agreement, dated September 17, 2002, by and among Zix Corporation and the Buyers named therein.

         4.8      Security Agreement, dated September 17, 2002, between Zix
                  Corporation and Promethean Asset Management, L.L.C., as collateral agent (excluding schedules).

         4.9      Form of Subordination Agreement.

         4.10     Securities Account Control Agreement, dated September 17,
                  2002, between Deutsche Bank Alex. Brown, Zix Corporation and
                  Promethean Asset Management LLC.

         99.1     Press Release issued by the Registrant on September 18, 2002.